SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2009

SIERRA BANCORP

(Exact name of registrant as specified in its charter)

California	000-33063	33-0937517
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

86 North Main Street, Porterville, CA 93257

(Address of principal executive offices) (Zip code)

(559) 782-4900

(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On August 27, 2009, Sierra Bancorp, a California corporation (the “Company”) entered into a Share Purchase Agreement with a limited number of accredited investors (collectively, the “Purchasers”) to sell to the Purchasers a total of 1,935,000 shares of common stock, without par value (“Common Stock”) at $11.00 per share, for an aggregate gross purchase price of $21,285,000 (the “Offering”). The Offering closed on August 28, 2009, and the Company issued an aggregate of 1,935,000 shares of its Common Stock upon its receipt of consideration in cash.

Also on August 27, 2009, the Company entered into a Registration Rights Agreement (“Registration Agreement”) with each of the Purchasers. Pursuant to the Registration Agreement, the Company has agreed to file a registration statement (“Registration Statement”) with the Securities and Exchange Commission to register for resale the shares of Common Stock issued to the Purchasers in the Offering within 60 days after the closing of the Offering. The Company will be required to pay certain cash as liquidated damages if it does not meet its registration obligations under the Registration Agreement.

Copies of the form of Share Purchase Agreement and Registration Agreement are attached as Exhibits 10.1 and 10.2, respectively to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of the Share Purchase Agreement and Registration Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Purchase Agreement and Registration Agreement attached hereto.

A copy of the press release issued by the Company on August 27, 2009, concerning the Offering is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02     Unregistered Sales of Equity Securities

The Offering was not registered under the Securities Act of 1933, as amended (the “Act”), in reliance on Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder. The information set forth under “Item 1.01 – Entry into a Material Definitive Agreement” is incorporated herein by reference. Wunderlich Securities, Inc. served as placement agent in connection with the Offering, for which it was compensated by the Company in the amount of $851,400, equal to 4% of the aggregate purchase price of the Common Stock sold in the Offering, plus reimbursement of its actual out-of-pocket expenses up to $10,000.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits.

10.1	Form of Share Purchase Agreement between the Company and each of the Purchasers, dated as of August 27, 2009.

10.2	Form of Registration Agreement between the Company and each of the Purchasers, dated as of August 27, 2009.

99.1	Press Release of the Company dated August 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA BANCORP

Dated: August 31, 2009	By:	/s/ Kenneth R. Taylor
Kenneth R. Taylor Executive Vice President and Chief Financial Officer

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